UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 15, 2020

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)

     Nevada                           000-29649                     91-1922863
--------------------         -----------------------------   ------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)

                                  6001 54 Ave.
                             Tabor, Alberta T1G 1X4
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (250) 477-9969
                                                      ---------------

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

                                                          Name of each
    Title of each class      Trading Symbol(s)     exchange on which registered
   -------------------      -----------------    ------------------------------

      Common Stock               FSI                      NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item  5.07.  Submission  of  Matters to a Vote of  Securities Holders.

     The annual meeting of Flexible Solutions' shareholders was held on October 15, 2020. At the meeting the following persons were elected as directors for the upcoming year:

                                             Votes                  Broker
                                  --------------------------
           Name                    For   Against   Abstain        Non-Votes

           Daniel B. O'Brien  4,589,900     0         0                0

           John H. Bientjes   4,589,900     0         0                0

           Robert Helina      4,589,900     0         0                0

           Thomas Fyles       4,589,900     0         0                0

           Ben Seaman         4,589,900     0         0                0

           David Fynn         4,589,900     0         0                0

      At the meeting the following proposals were ratified by the shareholders:

(1) to approve on an advisory basis, the compensation of the Company's executive officers;

(2) to ratify the appointment of Smythe, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 and to transact such other business as may properly come before the meeting.

     The following is a tabulation of votes cast with respect to these proposals:

                                     Votes                    Broker
                  ------------------------------------------
    Proposal      For        Against    Abstain             Non-Votes

      (1)      4,589,900        0           0                    0

      (2)      4,589,900        0           0                    0

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 16, 2020
                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.


                                 By:  /s/ Daniel B. O'Brien
                                     ------------------------------------------
                                     Daniel B. O'Brien, President and
                                     Chief Executive Officer